UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 6, 2006 (January 18, 2006)
HOLLYWOOD MEDIA CORP.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14332	65-0385686

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2255 Glades Road, Suite 221A, Boca Raton, Florida	33431

(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code	(561) 998-8000
Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS
Item 1.01 Entry into a Material Definitive Agreement.
The registrant, Hollywood Media Corp. (“Hollywood Media”), and its newly formed, indirect wholly-owned subsidiary Hollywood Fan Sites, Inc. (“Hollywood Fan Sites”), recently entered into two separate asset purchase agreements pursuant to which Hollywood Fan Sites acquired the rights to certain celebrity fan websites and related assets, as further described below. Hollywood Fan Sites will host these websites in a celebrity fan site section being created on Hollywood Media’s movie and entertainment website www.hollywood.com, which Hollywood Media expects will bring additional unique users to Hollywood.com while increasing available advertising inventory.
Asset Purchase Agreement with Prosperity Plus, Inc.
     On January 31, 2006, Hollywood Media and Hollywood Fan Sites entered into a definitive asset purchase agreement with Prosperity Plus, Inc. (“Prosperity Plus”) and its sole shareholder for the acquisition by Hollywood Fan Sites of all right, title and interest of Prosperity Plus in all of its assets related to its celebrity fan websites, including approximately 31 owned URLs and 17 hosted URLs.
     The aggregate purchase price paid by Hollywood Fan Sites for the websites and related assets was (i) $100,000 in cash and (ii) $300,000 paid by the issuance of 69,349 unregistered shares of common stock of Hollywood Media, based on the closing date fair market value calculation set forth in the asset purchase agreement.
     The foregoing description of the asset purchase agreement does not purport to be complete and is qualified in its entirety by reference to that certain Asset Purchase Agreement, dated January 31, 2006, by and among Hollywood Media Corp., Hollywood Fan Sites, Inc., Prosperity Plus, Inc. and the sole shareholder of Prosperity Plus, Inc., filed as Exhibit 10.1 hereto.
Asset Purchase Agreement with eFanGuide, Inc.
     On January 18, 2006, Hollywood Media and Hollywood Fan Sites entered into a definitive asset purchase agreement with eFanGuide, Inc. (“eFanGuide”) and each of its shareholders for the acquisition by Hollywood Fan Sites of all right, title and interest of eFanGuide in all of its assets related to its celebrity fan websites, including approximately 120 owned URLs and 5 hosted URLs.
     The aggregate purchase price paid by Hollywood Fan Sites for the websites and related assets was $216,500 paid by the issuance of 50,930 unregistered shares of common stock of Hollywood Media, based on the closing date fair market value calculation set forth in the asset purchase agreement.
     In addition, Hollywood Fan Sites entered into a three-year employment agreement with Mr. Rajiv Doshi, the President of eFanGuide. Pursuant to the terms of this employment agreement, Mr. Doshi will serve as the Director of Internet Operations for Hollywood Fan Sites at an annual salary of $80,000. On the date of his employment agreement, Mr. Doshi was also issued 16,114 shares of common stock of Hollywood Media under its 2004 Stock Incentive Plan. Mr. Doshi will also be entitled to receive a cash bonus equal to five percent (5%) of the net profit, if any, generated by Hollywood Fan Sites during each fiscal quarter of Hollywood Media during the term of the employment agreement, as well as other incentive and discretionary bonuses.
     The foregoing description of the asset purchase agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the following documents filed as exhibits to this Form 8-K report: (i) that certain Asset Purchase Agreement, dated January 18, 2006, by and among Hollywood Media Corp., Hollywood Fan Sites, Inc., eFanGuide, Inc. and each of the shareholders of eFanGuide, Inc., filed as Exhibit 10.2 hereto; and (ii) that certain Employment Agreement, dated January 18, 2006, by and among Hollywood Fan Sites, Inc. and Mr. Rajiv Doshi, filed as Exhibit 10.3 hereto.
Statements in this Form 8-K may be “forward-looking statements” within the meaning of federal securities laws. The matters discussed herein that are forward-looking statements are based on current management expectations that involve risks and uncertainties that may result in such expectations not being realized. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties including, but not limited to, the need to manage our growth and integrate new businesses, our ability to realize anticipated revenues and cost efficiencies, our ability to develop strategic relationships, our ability to compete with other media, data and Internet companies, technology risks, the volatility of our stock price, and other risks and factors described in Hollywood Media’s filings with the Securities and Exchange Commission, including its Form 10-K for 2004 as amended. Such forward-looking statements speak only as of the date on which they are made.
SECTION 2 – FINANCIAL INFORMATION
Item 2.01 Completion of Acquisition or Disposition of Assets.
     The information regarding Hollywood Media’s acquisition of certain assets under the following captions set forth in Item 1.01 above is incorporated by reference: “Asset Purchase Agreement with Prosperity Plus, Inc.” and “Asset Purchase Agreement with eFanGuide, Inc.”
SECTION 3 — SECURITIES AND TRADING MARKETS
Item 3.02 Unregistered Sales of Equity Securities.
     The information regarding the issuance of unregistered shares of common stock of Hollywood Media under the following captions set forth in Item 1.01 above is incorporated by reference: “Asset Purchase Agreement with Prosperity Plus, Inc.” and “Asset Purchase Agreement with eFanGuide, Inc.”
     The securities described above were issued without registration under the Securities Act of 1933 by reason of the exemption from registration afforded by the provisions of Section 4(2) thereof and/or Regulation D thereunder, based upon investment representations to Hollywood Media relating thereto.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

10.1	Asset Purchase Agreement, dated January 31, 2006, by and among Hollywood Media Corp., Hollywood Fan Sites, Inc., Prosperity Plus, Inc. and the sole shareholder of Prosperity Plus, Inc.

10.2	Asset Purchase Agreement, dated January 18, 2006, by and among Hollywood Media Corp., Hollywood Fan Sites, Inc., eFanGuide, Inc. and each of the shareholders of eFanGuide, Inc.

10.3	Employment Agreement, dated January 18, 2006, by and among Hollywood Fan Sites, Inc. and Mr. Rajiv Doshi.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYWOOD MEDIA CORP.
By:	/s/ Mitchell Rubenstein
Mitchell Rubenstein
Chief Executive Officer

Date: February 6, 2006

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